Principal Funds, Inc.
Supplement dated January 24, 2020
to the Statement of Additional Information dated December 31, 2019

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE

In the Sub-Advisor: Columbus Circle Investors Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Marc R. Shapiro (1): Small-MidCap Growth Fund
Registered investment companies	3	$630.0 million	0	$0
Other pooled investment vehicles	2	$42.0 million	0	$0
Other accounts	31	$1.3 billion	0	$0

(1) Information as of December 31, 2019

In the Ownership of Securities table, add the following row alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Marc R. Shapiro (1)	Small-MidCap Growth	None

(1)	Information as of December 31, 2019